                                                                                                                                                                                           Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Family Room Entertainment Corporation

We consent to the inclusion in this registration statement on Form S-8 of our report, dated October 16, 2006, on our audits of the consolidated financial statements of Family Room Entertainment Corporation for the years ended
June 30, 2006 and 2005. We also consent to the reference to our firm under the caption "Experts".

/s/ Ham, Langston & Brezina, L.L.P.

Houston, Texas
March 5, 2007